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                                                                    EXHIBIT 10.3


                           RECOURSE CARVE-OUT GUARANTY

         THIS RECOURSE CARVE-OUT GUARANTY (this "Guaranty") is made as of September 4, 2003, by INDUS INTERNATIONAL, INC., a Delaware corporation ("Guarantor") in favor of NEW SMALL RESEARCH, LLC, a South Carolina limited liability company ("Lender").

         1. Loan and Note. This Guaranty is executed in connection with a $11,500,000.00 loan ("Loan") made by Lender to Indus Utility Systems, Inc., a Delaware corporation ("Borrower"). The Loan is (a) evidenced by a Promissory Note of even date herewith in the original principal amount of the Loan ("Note"), and (b) secured by, among other things, a Mortgage and Security Agreement of even date herewith granted by Borrower for the benefit of Lender ("Security Instrument," and, together with the Note and all other documents executed by Borrower evidencing and/or securing the Loan, "Loan Documents") covering certain real property and improvements more particularly described in the Security Instrument. All capitalized terms used herein without definition shall have the meanings given to such terms in the Security Instrument.

         2. Purpose and Consideration. The execution and delivery of this Guaranty by Guarantor is a condition to Lender's willingness to make the Loan to Borrower, is made in order to induce Lender to make the Loan, and is made in recognition that Lender will be relying upon this Guaranty in making the Loan and performing any other obligations it may have under the Loan Documents. Guarantor has a significant ownership interest in Borrower, and, accordingly, acknowledges that Guarantor will receive material direct and indirect benefit from Lender making the Loan to Borrower. Guarantor either has reviewed, or has had an opportunity to review, the Loan Documents, and is otherwise fully familiar with the terms of the Loan.

         3. Guaranty. Guarantor hereby guarantees absolutely, unconditionally, primarily, and irrevocably, payment and performance of all obligations of Borrower described in Section 10 of the Note (collectively, the "Obligations"). Guarantor hereby acknowledges and agrees that this Guaranty is an absolute, irrevocable, present and continuing guaranty of payment and not of collection.

         4. Guaranty is Independent and Absolute. The obligations of Guarantor hereunder are independent of the obligations of Borrower. Guarantor is jointly and severally liable with Borrower. Guarantor expressly agrees that a separate action or actions may be brought and prosecuted against Guarantor, whether or not any action is brought against Borrower and whether or not Borrower is joined in any action against Guarantor. Guarantor further agrees that Lender shall have no obligation to proceed against any security for the Obligations prior to enforcing this Guaranty against Guarantor, and that Lender may pursue or omit to pursue any and all rights and remedies Lender has against any person or with respect to any security in any order or simultaneously or in any other manner. All rights of Lender and all obligations of Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Note or any other Loan Document, and (b) any other circumstances which might otherwise constitute a defense available to, or a discharge of Borrower in respect of, the Obligations.

         5. Authorizations to Lender. Guarantor authorizes Lender, without notice or demand and without affecting Guarantor's liability hereunder, from time to time (a) to renew, extend, accelerate or otherwise change the time for payment of, change, amend, alter, cancel, compromise or otherwise modify the terms of the Note, including increasing the rate or rates of interest thereunder agreed to by Borrower, and to grant any indulgences, forbearances, or extensions of time; (b) to renew, extend, change, amend, alter, cancel, compromise or otherwise modify any of the terms, covenants, conditions or provisions of any of the Loan Documents or any of the Obligations; (c) to apply any security and direct the order or manner of sale thereof as Lender, in Lender's sole and absolute discretion, may determine; (d) to proceed against Borrower or Guarantor without first foreclosing against any security therefor;
(e) to exchange, release, surrender, impair or otherwise deal in any manner with, or waive, release or subordinate any security interest in, any security for the Obligations; (f) to release or substitute Borrower, or other parties who may be or become liable with respect to the Obligations, without any release being deemed made of Guarantor or any other such person; and (g) to accept a conveyance or transfer to Lender of all or any part of any security in partial satisfaction of the Obligations, or any of them, without releasing Borrower, Guarantor,


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endorser or other party who may be or become liable with respect to the
Obligations, from any liability for the balance of the Obligations.

         6. Application of Payments Received by Lender. Any sums of money Lender receives from or for the account of Borrower shall be applied by Lender to reduce any of the Obligations or any other liability of Borrower to Lender, as Lender in Lender's discretion deems appropriate.

         7. Waivers by Guarantor. In addition to all waivers expressed in any of the Loan Documents, all of which are incorporated herein by Guarantor, Guarantor hereby waives (a) presentment, demand, protest and notice of protest, notice of dishonor and of non-payment, notice of acceptance of this Guaranty, and diligence in collection; (b) notice of the existence, creation, or incurring of any new or additional Obligations under or pursuant to any of the Loan Documents; (c) any right to require Lender to proceed against, give notice to, or make demand upon Borrower; (d) any right to require Lender to proceed against or exhaust any security or to proceed against or exhaust any security in any particular order; (e) any right to require Lender to pursue any remedy of Lender; (f) any right to direct the application of any security held by Lender; (g) any right of subrogation or to enforce any remedy which Lender may have against Borrower and any right to participate in any security now or hereafter held by Lender and any right to reimbursement from the Borrower for amounts paid to Lender by Guarantor; (h) benefits, if any, of Guarantor under any anti-deficiency statutes or single-action legislation; (i) any defense arising out of any disability or other defense of Borrower, including bankruptcy, dissolution, liquidation, cessation, impairment, modification, or limitation, from any cause, of any liability of Borrower, or of any remedy for the enforcement of such liability; (j) any statute of limitations affecting the liability of Guarantor hereunder; (k) any right to plead or assert any election of remedies by Lender; and (l) any other defenses available to a surety under applicable law.

         8. Jurisdiction and Venue. Guarantor hereby submits itself to the jurisdiction and venue of any federal or state court located in Columbia, South Carolina in connection with any action or proceeding brought for enforcement of Guarantor's obligations hereunder, and hereby waives any and all personal or other rights under the law of any other country or state to object to jurisdiction within Columbia, South Carolina for purposes of litigation to enforce such obligations.

         9. Assignability. This Guaranty shall be binding upon Guarantor and Guarantor's heirs, representatives, successors, and assigns and shall inure to the benefit of Lender and Lender's successors and assigns. This Guaranty shall follow the Note and other Loan Documents which are for the benefit of Lender, and, in the event the Note and other Loan Documents are negotiated, sold, transferred, assigned, or conveyed by Lender in whole or in part, this Guaranty shall be deemed to have been sold, transferred, assigned, or conveyed by Lender to the holder or holders of the Note and other Loan Documents, with respect to the Obligations contained therein, and such holder or holders may enforce this Guaranty as if such holder or holders had been originally named as Lender hereunder.

         10. Reinstatement of Obligations. If at any time all or any part of any payment made by Guarantor or received by Lender from Guarantor under or with respect to this Guaranty is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of any Guarantor), then the obligations of Guarantor hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous payment made by Guarantor, or receipt of payment by Lender, and the obligations of Guarantor hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Guarantor had never been made.

         11. Payment of Costs of Enforcement. In the event any action or proceeding is brought to enforce this Guaranty, Guarantor shall pay all costs and expenses of Lender in connection with such action or proceeding, including, without limitation, all reasonable attorneys' fees and expenses actually incurred by Lender.

         12. Notices. Any notice required or permitted to be given by Guarantor or Lender under this Guaranty shall be in writing and will be deemed given (a) upon personal delivery, (b) on the first business


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day after receipted delivery to a courier service which guarantees next-business-day delivery, or (c) on the third business day after mailing, by registered or certified United States mail, postage prepaid, in any case to the appropriate party at its address set forth below:

         If to Guarantor:

         Indus International, Inc.
         3301 Windy Ridge Parkway
         Atlanta, Georgia 30339
         Attention:  General Counsel and Chief Financial Officer

         If to Lender:

         New Small Research, LLC
         1331 Elmwood Avenue
         Suite 150-A
         Columbia, South Carolina 29211
         Attention:  Charles I. Small

Either party may change such party's address for notices or copies of notices by giving notice to the other party in accordance with this Section .

         13. Severability of Provisions. If any provision hereof or of any other Loan Document shall, for any reason and to any extent, be invalid or unenforceable, then the remainder of the document in which such provision is set forth, the application of the provision to other persons, entities or circumstances, and any other document referred to herein shall not be affected thereby but instead shall be enforceable to the maximum extent permitted by law.

         14. Waiver. Neither the failure of Lender to exercise any right or power given hereunder or to insist upon strict compliance by Borrower, Guarantor, any other guarantor, or any other person with any of its obligations set forth herein or in any of the Loan Documents, nor any practice of Borrower or Guarantor at variance with the terms hereof or of any Loan Documents, shall constitute a waiver of Lender's right to demand strict compliance with the terms and provisions of this Guaranty.

         15. Certain Waivers. GUARANTOR, BY SIGNING THIS GUARANTY, AND LENDER, BY ACCEPTING IT, EACH KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS GUARANTY, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER AND GUARANTOR ENTERING INTO THE SUBJECT LOAN TRANSACTION.

         16. Construction. All pronouns and any variations of pronouns herein shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the identity of the parties may require. Whenever the terms herein are singular, the same shall be deemed to mean the plural, and vice versa, as the identity of the parties or where the context requires.

         17. Applicable Law. This Guaranty and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of South Carolina.

                     [SIGNATURES APPEAR ON FOLLOWING PAGE]


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IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.


                                    GUARANTOR:

                                    Indus International, Inc., a Delaware
                                    corporation


                                    By: /s/ Jeffrey A. Babka
                                       ----------------------------------------
                                       Name: Jeffrey A. Babka
                                            -----------------------------------
                                       Its: Executive Vice President and
                                            Chief Financial Officer
                                           ------------------------------------


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